Exhibit 13.2
CERTIFICATION OF HARRY KIRSCH, CHIEF FINANCIAL OFFICER OF NOVARTIS AG PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Novartis AG, a Swiss corporation (the “Company”), hereby certifies, to the best of such officer’s knowledge, that:
1. The Annual Report on Form 20-F for the year ended December 31, 2021 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 1, 2023
By:   /s/  HARRY KIRSCH
Name:  Harry Kirsch
Title:  Chief Financial Officer